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                                                                  Exhibit 10.300

                      DORMAN CENTRE CONSTRUCTION AGREEMENT

     This DORMAN CENTRE CONSTRUCTION AGREEMENT ("Agreement") is by and between INLAND WESTERN SPARTANBURG, L.C.C., a Delaware limited liability company ("Inland") with an address of 2901 Butterfield Road, Oak Brook, III. 60523, LCW SPARTANBURG, L.L.C., a South Carolina limited liability company ("LCW") with an address of c/o WRS Inc. 2361 South Centennial Ave., Aiken, South Carolina 29803, Robert O. Collins ("Mr. Collins") with an address of P.O. Box 1307, Barnwell, South Carolina 29812, and Miles Loadholt ("Mr. Loadholt") with an address of P.O. Box 365, Barnwell, South Carolina 29812.

                                    RECITALS:

     WHEREAS, LCW and Inland Real Estate Acquisition, Inc., ("IREA") entered into that certain purchase and sale agreement dated November 7, 2003, as amended by that certain Modification of Purchase Agreement dated March 2, 2004 (collectively the "Contract") for the sale and purchase of the approximately 37,200 net rentable square feet of the Dorman Center Shopping Centre located on approximately 9.701 acres of land at Blackstock Road and W.O. Ezell Road, Spartanburg, South Carolina known as Phase II (the "Property"); and

     WHEREAS, Mr. Collins and Mr. Loadholt are members of Seller and will benefit by the sale of Phase II of the Property; and

     WHEREAS, the Contract provides in paragraph 5 thereof that the Seller shall indemnify and hold harmless Inland from obligations regarding the construction of Phase II of the Property and Mr. Loadholt and Mr. Collins will guarantee Seller's obligations.

     NOW, THEREFORE, for and in consideration of the terms and provisions contained in the Contract and the mutual agreements and understandings contained in this Agreement, Inland, LCW, Mr. Collins and Mr. Loadholt agree as follows:

     1. All of the above recitals are incorporated herein by reference as if fully restated herein as this paragraph 1.

     2. LCW hereby indemnifies and holds Inland harmless from any obligation to complete, and from all Defects (hereinafter defined) occurring in the initial construction of the improvements on the Property, which improvements include, without limitation, all buildings, building components (e.g., foundations, walls, roofs, windows, heating, electrical, plumbing, HVAC systems, doors, loading docks), parking lots, parking lot lighting, parking space striping, installation of all utilities and storm water detention mains and facilities (collectively "Improvements") and LCW will, pursuant to the terms of the Contract, assign to Inland at closing all warranties and guaranties from the general contractor and all subcontractors and material men who have performed work to

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complete the Improvements and hereby indemnifies and holds Inland harmless from any and all claims arising out of the construction and installation of the Improvements for a period of one (1) year from the date of this Agreement. It is agreed that the indemnity and the hold harmless obligations of LCW will include, without limitation, the correction of all so called "punch list" items and all construction "call backs" that arise during the aforementioned one (1) year period. LCW also agrees to assist Inland in enforcing all warranties and guaranties with respect to the construction of the Improvements and LCW agrees to be solely responsible for the cost of tenant allowances and improvements and all leasing commissions that are required to be paid by the lessor with respect to any lease for space at the property leased by Seller.

     In the event that either Inland becomes aware of a defect, failure or breakdown (collectively with punch list items and call backs referred to as "Defects") in the installation and/or construction of the improvements or is notified thereof by any tenant of the Property during the one (1) year period of this Agreement, Inland shall provide written notice to LCW, Mr. Collins and Mr. Loadholt thereof. The parties agree to work together to first attempt to have such Defects corrected under any warranty or guaranty that would cover such Defects. In the event that the general contractor, subcontractor or materialmen responsible for the correction of the Defects fail or refuse to correct same, LCW agrees that it will cause the correction of the Defect to be made in a timely and workman like manner and will make reasonable attempts to insure the Defects do not cause any further damage or destruction to the Improvements or to any of the tenants' property therein. LCW hereby indemnifies and holds Inland harmless from all claims, damages, costs, expenses, settlements, awards, judgment, fines and penalties that arise out of and/or are related to the Defects, which indemnity and hold harmless agreement will include, without limitation, all court costs and attorneys' fees through all legal proceedings that may be incurred by Inland as a result of the Defects or the failure to correct same by a contractor, subcontractor, materialmen or LCW.

  As is provided in paragraph 5 of the Contract, Mr. Collins and Mr. Loadholt hereby guarantee the performance of the duties and obligations of LCW in the event LCW does not fully perform all of its above described duties and obligations.

     3. This Agreement is governed by and is to be construed under the laws of the State of South Carolina. This Agreement, may be executed in counterparts, each of which shall be deemed an original and all such counterparts together shall constitute one and the same instrument.

     4. In the event of an uncured default hereunder on the part of LCW, Mr. Loadholt and Mr. Collins, Inland may institute litigation against the defaulting party and the prevailing party in such litigation shall be entitled to collect all reasonable costs and expenses thereof, including, without limitation, reasonable attorney's fees through all appellate proceedings.

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     5.   All notices from and to any of the parties to this Agreement shall be in writing and should be served by an overnight courier or express service, such as Federal Express or UPS, and shall be deemed delivered on the day after deposit with such special delivery service or may be served upon the parties by facsimile transmission provided such transmission is completed by 5:00 p.m. on a business day, otherwise such notice shall be deemed served at 9:00 a.m. on next succeeding business day:

                       Robert O. Collins
                       1524 Marlboro Ave.
                       Barnwell, SC 29812
                       Tel: (803) 259-3583
                       Fax: (803) 259-2850

                       Miles Loadholt
                       1750 Jackson Street
                       Barnwell, SC 29812
                       Tel: (803) 224-8800
                       Fax: (803) 259-9888

                       Inland Western Spartanburg, L.L.C.
                       c/o H. Dan Bauer
                       Inland Western Retail Real Estate Trust Inc., 2901 Butterfield Road
                       Oak Brook, Illinois 60523
                       Tel: (630) 218-8000
                       Fax: (630) 218-4900

                       LCW SPARTANBURG, L.L.C.,
                       c/o Art Kepes
                       WRS Inc.
                       2361 South Centennial Ave.
                       Aiken, South Carolina 29803
                       Tel: (803) 649-1411
                       Fax: (803) 642-5908

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]
                            [SIGNATURE PAGE FOLLOWS]

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     IN WITNESS WHEREOF, Inland has executed this Agreement this 15th day of
July, 2004.


                         INLAND WESTERN SPARTANBURG, L.L.C., a
                         Delaware limited liability company

                         By: Inland Western Retail Real Estate Trust, Inc., a Maryland corporation, its sole member

                         By:          /s/  Valerie Medina
                                -----------------------------
                                Name: Valerie Medina
                                Its:  Assistant Secretary

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     IN WITNESS WHEREOF, LCW Spartanburg, L.L.C. has executed this Agreement this 15th day of July, 2004


                                     LCW SPARTANBURG, L.L.C.,
                                     a South Carolina limited liability company

                                     By: WRS Inc., a South Carolina corporation,
                                           its Manager

                                     By:  /s/ Arthur J. Kepes
                                        ----------------------------------------
                                          Arthur J. Kepes, Vice President

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IN WITNESS WHEREOF, Robert O. Collins has executed this Agreement this 15th day of July, 2004


                                                         /s/ Robert 0. Collins
                                                       -------------------------
                                                       ROBERT 0. COLLINS

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IN WITNESS WHEREOF, Miles Loadholt has executed this Agreement this 15th day of
July, 2004


                                                       /s/ Miles Loadholt
                                                       -------------------------
                                                       MILES LOADHOLT

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     IN WITNESS WHEREOF, LCW Spartanburg, L.L.C. has executed this Agreement this 14th day of July, 2004


                                     LCW SPARTANBURG, L.L.C.,
                                     a South Carolina limited liability company

                                     By: WRS Inc., a South Carolina corporation,
                                           its Manager

                                     By:  /s/ Arthur J. Kepes
                                        ---------------------------------------
                                          Arthur J. Kepes, Vice President

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     IN WITNESS WHEREOF, Inland, LCW, Mr. Collins and Mr. Loadholt have each executed this Agreement this _____ day of ______________, 2004.


                                       /s/ Robert O. Collins
                                     ---------------------------------------
                                     ROBERT O. COLLINS

                                     /s/ Miles Loadholt
                                     ---------------------------------------
                                     MILES LOADHOLT



                                     LCW SPARTANBURG, L.L.C.,
                                     a South Carolina limited liability company

                                     By: WRS Inc., a South Carolina corporation,
                                           its Manager

                                     By:   /s/ Arthur J. Kepes
                                        ----------------------------------------
                                           Arthur J. Kepes, Vice President



                                     INLAND Western Spartanburg, L.L.C., a
                                     Delaware limited liability company

                                     By:        /s/ Valerie Medina
                                        ----------------------------------------

                                     Its:       Asst. Secretary
                                         ---------------------------------------